EXHIBIT  99.1
                                  HIV-VAC, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of HIV-VAC, Inc. (the "Company") on Form 10-KSB/A for the year ending September 30,2000, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Murray, the Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                             /s/ Kevin Murray
                                             -------------------
                                             President and CEO
October 22, 2002






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